UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 27, 2008

RTI BIOLOGICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888

Regeneration Technologies, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition.

This Form 8-K/A amends the Current Report on Form 8-K of RTI Biologics, Inc. filed with the United States Securities and Exchange Commission on February 29, 2008, related to our acquisition of Tutogen Medical, Inc. (“Tutogen”), to include the financial statements and pro forma information required by Items 9.01(a) and 9.01(b) of Form 8-K and to include certain exhibits under Item 9.01(d) of Form 8-K. The information previously filed in the Form 8-K filed on February 29, 2008 is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

To the extent required by this item, the financial statements of Tutogen are included in this Form 8-K/A through incorporation by reference to the annual report on Form 10-K of Tutogen for the year ended September 30, 2007 and to the quarterly report on Form 10-Q of Tutogen for the period ended December 31, 2007.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b)(2) of Form 8-K is filed as Exhibit 99.1.

(d) Exhibits.

23.1.	Consent of Deloitte & Touche LLP

99.1	Pro forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI BIOLOGICS, INC.

Date: April 24, 2008	By:	/s/ Thomas F. Rose
	Name:	Thomas F. Rose
	Title:	Executive Vice President and Chief Financial Officer

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